                            Exhibit 32.1

ALLION HEALTHCARE, INC. AND SUBSIDIARIES

Certification Pursuant to
18 U.S.C. Section 1350
(as Adopted Pursuant to Section 906 of
the Sarbanes-Oxley Act Of 2002)

IN CONNECTION WITH THE QUARTERLY REPORT OF ALLION HEALTHCARE, INC. (THE “COMPANY”) ON FORM 10-Q FOR THE QUARTER ENDED JUNE 30, 2004 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON THE DATE HEREOF (THE “REPORT”), I, MICHAEL P. MORAN, CHAIRMAN, PRESIDENT, AND CHIEF EXECUTIVE OFFICER OF THE COMPANY, DO CERTIFY, PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, TO THE BEST OF MY KNOWLEDGE AND BELIEF, THAT:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 13, 2004	By: /s/ Michael P. Moran
Michael P. Moran
Chairman, President, and Chief Executive Officer